Exhibit 10.1

Second Amendment to

Second Amended and Restated Credit Agreement

This Second Amendment to Second Amended and Restated Credit Agreement (this “Second Amendment”), dated as of May 1, 2020 (the “Second Amendment Effective Date”), is among Centennial Resource Production, LLC, a Delaware limited liability company (the “Borrower”); Centennial Resource Development, Inc., a Delaware corporation (the “Parent”); each of the other undersigned guarantors (the “Guarantors”, and together with the Borrower and the Parent, the “Credit Parties”); each of the Lenders party hereto; and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S:

A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of May 4, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.    The Administrative Agent and the Lenders party hereto desire to enter into this Second Amendment to evidence the decrease of the Borrowing Base from $1,200,000,000 to $700,000,000 as set forth in Section 3.1 hereof, effective as of the Second Amendment Effective Date, which decrease of the Borrowing Base shall constitute the April 1, 2020 Scheduled Redetermination of the Borrowing Base.

C.    The parties hereto desire to enter into this Second Amendment to (a) evidence the reduction of the Aggregate Elected Commitments from $800,000,000 to $700,000,000 as set forth in Section 3.2 hereof and (b) amend the Credit Agreement as set forth herein, upon the terms and conditions set forth herein and in each case to be effective as of the Second Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended by this Second Amendment. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.

Section 2.    Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Second Amendment Effective Date in the manner provided in this Section 2.

2.1    Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Excess Cash” means, at any time, the aggregate cash or cash equivalents of the Credit Parties (other than Excluded Cash) in excess of $40,000,000.

“Excluded Cash” means (a) any cash to be used to pay obligations of the Credit Parties then due and owing (or owing within five Business Days) to unaffiliated third parties (it being agreed and understood that for purposes of this definition, “affiliate” shall be deemed to exclude any portfolio company of Riverstone) and with respect to which the Credit Parties have issued (or will issue) checks or have initiated (or will initiate) wires or ACH transfers in order to pay such obligations, (b) cash held in (i) accounts designated and used solely for payroll, payroll taxes or employee wages and benefits, (ii) cash collateral accounts with respect to Letters of Credit, (iii) trust accounts held and used exclusively for the payment of taxes of the Credit Parties, and (iv) suspense or trust accounts held and used exclusively for royalty and working interest payments owing to third parties, and (c) any cash or cash equivalents constituting purchase price deposits held in escrow by an unaffiliated third party pursuant to a binding and enforceable purchase and sale agreement.

“Mortgage Coverage Requirement” means that the Mortgaged Properties (a) must represent at least 90% (or such greater percentage as is then required to be subject to any Liens granted to secure any Debt which Liens rank junior in priority to the Liens securing the Indebtedness at such time under any documents governing Debt which is secured by Liens that rank junior in priority to the Liens securing the Indebtedness at such time) of the total value of the Proved Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production and (b) otherwise include any other Oil and Gas Properties (including, to the extent applicable, any unproven acreage and any midstream or gathering assets) on which Liens have been granted to secure any Debt which Liens rank junior in priority to the Liens securing the Indebtedness at such time.

“Second Amendment” means that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of May 1, 2020, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Title Coverage Requirement” means that the Administrative Agent shall have received satisfactory title information (a) on least 90% (or such greater percentage for which the Credit Parties are required to deliver satisfactory title information at such time under any documents governing Debt which is secured by Liens that rank junior in priority to the Liens securing the Indebtedness at such time) of the total value of the Proved Oil and Gas Properties evaluated in the most recently completed Reserve Report and (b) that otherwise covers any other Oil and Gas Properties (including, to the extent applicable, any unproven acreage and any midstream or gathering assets) for which the Credit Parties have been required to provide title information under any documents governing Debt which is secured by Liens that rank junior in priority to the Liens securing the Indebtedness at such time.

2.2    Amended Definition. The last sentence of the definition of “Alternate Base Rate” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows: “For the avoidance of doubt, if the Alternate Base Rate is being determined without reference to clause (c) above and is less than 2.00%, such rate shall be deemed to be 2.00% for purposes of this Agreement.”

2.3    Amended Definition. The definition of “Interpolated Rate” contained in Section 1.02 of the Credit Agreement is hereby amended to insert “If the Interpolated Rate shall be less than 1.00%, such rate shall be deemed to be 1.00% for the purposes of this Agreement.” at the end thereof.

2.4    Amended Definition. The definition of “LIBO Rate” contained in Section 1.02 of the Credit Agreement is hereby amended to delete in full the last sentence at the end thereof.

2.5    Amended Definition. The definition of “LIBO Screen Rate” contained in Section 1.02 of the Credit Agreement is hereby amended to delete “, provided that if the LIBO Screen Rate shall be less than zero percent, such rate shall be deemed to be zero percent for the purposes of this Agreement” therein and insert “; provided that (other than for purposes of determining the Interpolated Rate) if the LIBO Screen Rate as so determined would be less than 1.00%, such rate shall be deemed to be 1.00% for the purposes of this Agreement” in lieu thereof.

2.6    Amended and Restated Definitions. The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Applicable Margin” means for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	≤ 25%	> 25% ≤ 50%	> 50% ≤ 75%	> 75% ≤ 90%	> 90%
Eurodollar Loans	2.000%	2.250%	2.500%	2.750%	3.000%
ABR Loans	1.000%	1.250%	1.500%	1.750%	2.000%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

At all times, each change in the Applicable Margin resulting from a change in the Borrowing Base Utilization Percentage shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Fee Letter and the Security Instruments.

2.7    Deleted Definitions. Section 1.02 of the Credit Agreement is hereby amended to delete the definitions of “Applicable Period” and “Leverage Event Period” in their entirety.

2.8    Amendment to Alternate Rate of Interest. Section 3.03(b) of the Credit Agreement is hereby amended to delete each instance of “zero” therein and insert “one” in lieu thereof.

2.9    Amendment to Mandatory Prepayments. Section 3.04 of the Credit Agreement is hereby amended to insert a new clause (e) in appropriate alphabetical order thereto which shall read in full as follows:

(e)    Mandatory Prepayment with Excess Cash. If, as of the last Business Day of any week, commencing with May 8th, 2020, the Credit Parties have Excess Cash as of the end of such Business Day, the Borrower shall prepay Borrowings on the immediately following Business Day, which prepayment shall be in an amount equal to the amount of such Excess Cash as of the end of such immediately preceding Business Day and, if any Excess Cash remains after the Borrowings are fully prepaid, the Borrower shall pay to the Administrative Agent on behalf of the Lenders an amount equal to the lesser of (i) such remaining amount of Excess Cash and (ii) the amount of LC Exposure to be held as cash collateral as provided in Section 2.08(j). Each prepayment of Borrowings pursuant to this Section 3.04(e) shall be applied, first, ratably to any ABR Borrowings then outstanding, and, second, to any Eurodollar Borrowings then outstanding, and if more than one Eurodollar Borrowing is then outstanding, to each such Eurodollar Borrowing in order of priority beginning with the Eurodollar Borrowing with the least number of days remaining in the Interest Period applicable thereto and ending with the Eurodollar Borrowing with the most number of days remaining in the Interest Period applicable thereto. Each prepayment of Borrowings pursuant to this Section 3.04(e) shall be applied ratably to the Loans included in the prepaid Borrowings. Prepayments pursuant to this Section 3.04(e) shall be accompanied by accrued interest to the extent required by Section 3.02.

2.10    Amendment to Conditions to Each Credit Event. Section 6.02 of the Credit Agreement is hereby amended to add a new clause (e) thereto in appropriate alphabetical order which shall read in full as follows:

(e) At the time of and immediately after giving effect to such Borrowing or to the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Excess Cash shall exist.

2.11    Amendment to Conditions to Each Credit Event. Section 6.02 of the Credit Agreement is hereby amended to insert “or Section 6.02(e)” immediately after “Section 6.02(b)” in the last paragraph thereof.

2.12    Amendment to Title Requirement. Section 8.13 of the Credit Agreement is hereby amended to (a) delete the first instance of “evaluated by such Reserve Report that were not included in the immediately preceding Reserve Report, “, (b) delete each instance of “on at least 80% of the total value of the Proved Oil and Gas Properties evaluated by such Reserve Report” therein and insert “which satisfies the Title Coverage Requirement” in lieu thereof therein, (c) delete “or the Borrower fails to comply with the requirements to provide acceptable title information covering 80% of the total value of the Proved Oil and Gas Properties evaluated in the most recent Reserve Report” therein and insert “or the Borrower fails to comply with the requirements to provide acceptable title information which satisfies the Title Coverage Requirement” in lieu thereof and (d) delete “that such unacceptable Mortgaged Property shall not count towards the 80% requirement” therein and insert “that such unacceptable Mortgaged Property shall not count towards the Title Coverage Requirement” in lieu thereof.

2.13    Amendment to Mortgage Requirement. Section 8.14 of the Credit Agreement is hereby amended to (a) delete “to ascertain whether the Mortgaged Properties represent at least 85% of the total value of the Proved Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that the Mortgaged Properties do not represent at least 85% of such total value” therein and insert “to ascertain whether the Mortgaged Properties satisfy the Mortgage Coverage Requirement. In the event that the Mortgaged Properties do not satisfy the Mortgage Coverage Requirement” in lieu thereof, (b) delete “the Mortgaged Properties will represent at least 85% of such total value” therein and insert “the Mortgaged Properties will satisfy the Mortgage Coverage Requirement” in lieu thereof and (c) delete “(subject only to Liens permitted by Section 9.03) on additional Proved” therein and insert “(subject only, with respect to priority, to Liens permitted by Section 9.03 (other than Section 9.03(e)) on additional” in lieu thereof.

Section 3.    Borrowing Base and Aggregate Elected Commitment Amounts.

3.1    Borrowing Base. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Lenders hereby agree that for the period from and including the Second Amendment Effective Date, but until the next Scheduled Redetermination Effective Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base under Section 2.07(e) of the Credit Agreement, Section 8.13(c) or Section 9.12 of the Credit Agreement, whichever occurs first, the amount of the Borrowing Base shall be decreased from $1,200,000,000 to $700,000,000, which redetermination of the Borrowing Base shall constitute the April 1, 2020 Scheduled Redetermination of the Borrowing Base for purposes of Section 2.07(b) of the Credit Agreement. This Section 3.1 constitutes the New Borrowing Base Notice for the April 1, 2020 Scheduled Redetermination of the Borrowing Base for purposes of Section 2.07(d) of the Credit Agreement.

3.2    Aggregate Elected Commitment Amounts. The Borrower and Lenders hereby agree that pursuant to Section 2.06(c)(viii) of the Credit Agreement, from and as of the Second Amendment Effective Date, the Aggregate Elected Commitment Amounts shall be reduced from $800,000,000 to $700,000,000, until further adjusted pursuant to the terms of the Credit Agreement. In accordance with such reduction of the Aggregate Elected Commitment Amounts, Annex I to the Credit Agreement is hereby amended and restated in its entirety in the form attached as Annex I hereto.

Section 4.    Conditions Precedent. The effectiveness of this Second Amendment is subject to the following:

4.1    Counterparts. The Administrative Agent shall have received counterparts of this Second Amendment from the Credit Parties and each of the Lenders constituting at least the Required Lenders.

4.2    Fees and Expenses. The Administrative Agent shall have received, to the extent invoiced, all fees and other amounts due and payable on or prior to the Second Amendment Effective Date.

Section 5.    Miscellaneous.

5.1    Post-Closing Covenants.

(a)    Mortgages. On or before the earlier of (a) May 31, 2020 (as such date may be extended by the Administrative Agent in its sole discretion) and (b) the first date on which any Liens are granted to secure any Debt which Liens rank junior in priority to the Liens securing the Indebtedness, the Administrative Agent shall have received Security Instruments granting first priority, perfected Liens (subject only, with respect to priority, to Liens permitted by Section 9.03 of the Credit Agreement (other than Liens granted to secure any Debt which Liens rank junior in priority to the Liens securing the Indebtedness)) on additional Oil and Gas Properties of the Credit Parties that are not already subject to a Lien of the Security Instruments such that, after giving effect thereto, the Mortgaged Properties will satisfy the Mortgage Coverage Requirement; and

(b)    Title Information. On or before the earlier of (a) May 31, 2020 (as such date may be extended by the Administrative Agent in its sole discretion) and (b) the first date on which any Liens are granted to secure any Debt which Liens rank junior in priority to the Liens securing the Indebtedness, the Administrative Agent shall have received title information (in form and substance satisfactory to the Administrative Agent), so that the Administrative Agent shall have received together with title information previously delivered to the Administrative Agent, satisfactory title information which satisfies the Title Coverage Requirement.

Notwithstanding anything to the contrary contained in Section 10.01(e) of the Credit Agreement, any violation of this Section 5.1 shall constitute an immediate Event of Default.

5.2    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment, and this Second Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.3    Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Second Amendment, (b) ratifies and affirms its obligations under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to this Second Amendment except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Second Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Second Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Second Amendment, no Borrowing Base Deficiency, Default or Event of Default exists.

5.4    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.5    No Oral Agreement. This written Second Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties that modify the agreements of the parties in the Credit Agreement and the other Loan Documents.

5.6    Governing Law. This Second Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

5.7    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.8    Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.9    Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

BORROWER:

CENTENNIAL RESOURCE PRODUCTION, LLC,
a Delaware limited liability company

By:	/s/ George S. Glyphis
Name:	George S. Glyphis
Title:	Vice President, Chief Financial Officer and Assistant Secretary

PARENT:

CENTENNIAL RESOURCE DEVELOPMENT, INC.,
a Delaware corporation

By:	/s/ George S. Glyphis
Name:	George S. Glyphis
Title:	Vice President, Chief Financial Officer and Assistant Secretary

Signature Page to Second Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

GUARANTORS:

ATLANTIC EXPLORATION, LLC,
a Delaware limited liability company

By:	/s/ George S. Glyphis
Name:	George S. Glyphis
Title:	Vice President, Chief Financial Officer and Assistant Secretary

CENTENNIAL RESOURCE MANAGEMENT, LLC,
a Delaware limited liability company

By:	/s/ George S. Glyphis
Name:	George S. Glyphis
Title:	Vice President, Chief Financial Officer and Assistant Secretary

Signature Page to Second Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

Signature Page to Second Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Director

Signature Page to Second Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

COMERCIA BANK,
as a Lender

By:	/s/ Caroline McClurg
Name:	Caroline McClurg
Title:	Senior Vice President

Signature Page to Second Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

BMO HARRIS BANK, N.A.,
as a Lender

By:	/s/ Matthew L. Davis
Name:	Matthew L. Davis
Title:	Director

Signature Page to Second Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH
as a Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

By:	/s/ Jacob W. Lewis
Name:	Jacob W. Lewis
Title:	Authorized Signatory

Signature Page to Second Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

TRUIST BANK, formerly known as BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Greg Krablin
Name:	Greg Krablin
Title:	Senior Vice President

Signature Page to Second Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

Signature Page to Second Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

CITIBANK, N.A.,
as a Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

Signature Page to Second Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

KEYBANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

Signature Page to Second Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Engel
Name:	John Engel
Title:	Vice President

Signature Page to Second Amendment to

Second Amended and Restated Credit Agreement

Centennial Resource Production, LLC